UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2026

VIREO GROWTH INC.

(Exact name of registrant as specified in its charter)

British Columbia

(State or other jurisdiction of Incorporation)

000-56225	32-0872782
(Commission File Number)	(IRS Employer Identification No.)

207 South 9th Street Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

(612) 999-1606

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.     Results of Operations and Financial Condition.

On November 10, 2026, Vireo Growth Inc. (the “Company”) issued a press release to report its financial results for the three months ended September 30, 2026. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information in this Item 2.02 and in Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information in this Item 2.02 and in Exhibit 99.1 shall not be deemed to be incorporated by reference into any filing of the Company whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Additional Information and Where to Find It

In accordance with the Merger Agreement, the Company filed with the SEC a registration statement on Form S-4 (File No. 333-299395) (as amended, the “Registration Statement”), which includes a proxy statement/prospectus that serves as both the proxy statement of Planet 13 for the solicitation of proxies from its stockholders for the special meeting of Planet 13’s stockholders to be held on December 10, 2026 to vote on the Merger and other matters described in the Registration Statement, and the prospectus relating to the offer and sale of the securities to be issued to Planet 13’s equity holders in connection with the completion of the Merger. The Registration Statement was declared effective by the SEC on November 2, 2026, and the Company filed the definitive proxy statement/prospectus with the SEC pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended, on November 2, 2026. Planet 13 also filed the definitive proxy statement/prospectus with the SEC as a definitive proxy statement on Schedule 14A on November 2, 2026. Planet 13 commenced mailing the definitive proxy statement/prospectus on or about November 2, 2026 to its stockholders of record as of the close of business on October 29, 2026, the record date for the special meeting. The Company and Planet 13 may also file other relevant materials with the SEC and applicable Canadian securities regulators regarding the Merger. This communication is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that the Company or Planet 13 has filed or may file with the SEC or that has been or may be mailed to Planet 13 stockholders in connection with the Merger.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, PLANET 13 STOCKHOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) IN THEIR ENTIRETY, AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE INTO THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PLANET 13 AND THE MERGER.

Any vote in respect of resolutions to be proposed at Planet 13’s special meeting of stockholders to approve the Merger or other proposals in relation to the Merger should be made only on the basis of the information contained in the definitive proxy statement/prospectus. You may obtain a free copy of the Registration Statement, the definitive proxy statement/prospectus and other related documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investor Relations section of Planet 13’s website at https://investors.planet13.com/ or, for documents filed by the Company, by accessing the Company’s website at www.vireogrowth.com under the tab “Investors”. Planet 13 stockholders may also obtain copies of the definitive proxy statement/prospectus, or assistance with voting, by contacting Planet 13’s proxy solicitor, Sodali & Co, toll-free at (800) 662-5200 or by email at PLNH@info.sodali.com. The information found on, or otherwise accessible through, the Company’s or Planet 13’s website is not incorporated by reference into, nor does it form a part of, this Current Report on Form 8-K or any other document that the Company or Planet 13 files with the SEC.

Participants in the Solicitation

Planet 13 and its directors and executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from Planet 13’s stockholders in connection with the Merger. Information regarding Planet 13’s directors and executive officers is set forth under the captions “Proposal No. 1: Election of Directors,” “Corporate Governance,” “Executive Officers,” “Executive Compensation,” “Director Compensation,” “Executive Compensation Tables,” and “Security Ownership of Certain Beneficial Owners and Management” in the definitive proxy statement for Planet 13’s Annual General Meeting of Stockholders, filed with the SEC on April 29, 2026 (the “Annual Meeting Proxy Statement”). To the extent the holdings of Planet 13’s securities by its directors or executive officers have changed since the amounts set forth in the Annual Meeting Proxy Statement, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC.

These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investor Relations section of Planet 13’s website at https://investors.planet13.com/. Additional information regarding the interests of participants in the solicitation of proxies in connection with the transaction is contained in the definitive proxy statement/prospectus and other relevant materials Planet 13 has filed or may file with the SEC and applicable Canadian securities regulators.

The Company, its directors, executive officers, other members of management, and employees, under SEC rules, may be deemed participants in the solicitation of proxies of Planet 13’s stockholders in connection with the Merger. A list of the names of such directors and executive officers and information regarding their interests in the Company is contained in the sections entitled “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Directors, Executive Officers and Corporate Governance” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 17, 2026, which are available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants is contained in the Registration Statement and the definitive proxy statement/prospectus.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Merger or the accuracy or adequacy of this communication.

Forward-Looking Information

This Current Report on Form 8-K contains “forward-looking information” within the meaning of applicable United States and Canadian securities legislation. To the extent any forward-looking information in this Current Report on

Form 8-K constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, this information is being provided to assist readers in understanding management's current expectations regarding the Company's near-term financial performance; the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking information contained in this Current Report on Form 8-K may be identified by the use of words such as “should,” “believe,” “estimate,” “would,” “looking forward,” “may,” “continue,” “expect,” “expected,” “will,” “likely,” “subject to,” and variations of such words and phrases, or any statements or clauses containing verbs in any future tense and includes statements regarding the Company’s future M&A strategy, including remaining acquisitive, and optimization of the Company’s business; the Company’s expectations regarding its annualized revenue run rate; the Company’s expectations around its pending transactions in Ohio and with Cannabist and Planet 13, and the assets to be acquired therefrom; expectations around the Company’s future operations in Pennsylvania through its joint venture interest in the holder of the PhytoNatural license; expectations around the proposed Merger and the expected timing and benefits thereof; the expected Merger closing date; the approximate value of the consideration to be paid in the Merger; the satisfaction or waiver of the closing conditions set out in the Merger Agreement, including receipt of all regulatory approvals; the expectation that the shares of Planet 13 common stock will be delisted from the Canadian Securities Exchange and OTCQX Market and that Planet 13 will cease to be a reporting issuer under applicable U.S. and Canadian securities laws; and the Company’s expectations around integration of the operations of its recent and announced acquisitions and timing thereof; the Company's financial outlook for the fourth quarter of 2026 and the first quarter of 2027, including expected revenue and Adjusted EBITDA, the expected contribution of FLUENT, the estimated potential contribution of pending acquisitions if completed, and the assumptions underlying such outlook; and the Company's intention to provide guidance on a sequential, quarterly basis. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company, Planet 13 or their respective subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this Current Report on Form 8-K. Financial outlooks, as with forward-looking information generally, are, without limitation, based on the assumptions and subject to various risks as set out herein and in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”). Our actual financial position and results of operations may differ materially from management’s current expectations and, as a result, our revenue, EBITDA, Adjusted EBITDA, and cash on hand may differ materially from the outlook provided in this Current Report on Form 8-K. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company and Planet 13 (in the case of the Merger) believe that the expectations and assumptions on which such forward-looking information is based are reasonable, the reader should not place undue reliance on the forward-looking information because neither the Company nor Planet 13 (in the case of the Merger) can give any assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to: risks related to receipt of necessary regulatory and third-party approvals for completion of the proposed Merger and the Company’s pending and proposed transactions; risks and uncertainties associated with the proposed Merger and the pending transactions in Ohio and with Cannabist, some of which are beyond the Company’s and Planet 13’s control; the Company’s and Planet 13’s ability to maintain relationships with suppliers, customers, employees and other third parties as a result of the proposed Merger and the pending transactions in Ohio and with Cannabist; the effects of the proposed Merger and the pending transactions in Ohio and with Cannabist on the Company, Planet 13 and the interests of various constituents; subject to the successful outcome of the proposed Merger and the pending transactions in Ohio and with Cannabist, the nature, cost, impact and outcome of pending and future litigation, other legal or regulatory proceedings, or governmental investigations and actions; risks related to the integration of recently completed acquisitions, including the FLUENT transaction; risks related to the timing and content of adult-use legislation in markets where the Company currently operates; risks related to the partial rescheduling of medical marijuana to Schedule III, including the DEA registration process and any legal challenge to the related final rule; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to epidemics and pandemics; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations in the United States and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; the risk that the Company's actual revenue and Adjusted EBITDA for the fourth quarter of 2026 and the first quarter of 2027 differ materially from its outlook, including as a result of changes in market conditions, seasonality, integration results or the timing of pending acquisitions; the risk that pending acquisitions are not completed or do not contribute revenue or Adjusted EBITDA in the amounts or within the periods estimated; conflicts of interest; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity and the ability of the Company to raise additional financing; the Company’s ability to meet the demand for flower in its various markets; the Company’s and Planet 13’s ability to dispose of assets held for sale at an acceptable price or at all; and risk factors set out in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and with respect to the Merger, Planet 13’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available on EDGAR with the U.S. Securities and Exchange Commission and filed with the Canadian securities regulators and available under the Company’s and Planet 13’s respective profiles on SEDAR+ at www.sedarplus.com.

The statements in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K. Except as described under “Company Outlook” in the press release attached hereto as Exhibit 99.1 and as required by law, the Company undertakes no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated as of November 10, 2026**
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

**Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIREO GROWTH INC. (Registrant)

	By:	/s/ Tyson Macdonald
Tyson Macdonald
Chief Financial Officer

Date: November 10, 2026